EXHIBIT 10.2


                         DETTO TECHNOLOGIES CORPORATION
                          TECHNOLOGY LICENSE AGREEMENT

This Technology License Agreement (the "AGREEMENT") is entered into by and between Detto Technologies Corporation, a Washington corporation located at 14320 NE 21st Street, Suite 11, Bellevue, WA 98007 ("DETTO"), and Alista, Inc., a Washington corporation located at 14320 NE 21st Street, Suite 11, Bellevue, WA 98007 ("ALISTA"), and is effective as of June 28, 2004(the "EFFECTIVE DATE").


                                    RECITALS

A. Detto is the owner of certain software that assists computer users from transferring the contents of a hard disk from one computer to another.

B. Alista wishes to enter the business of providing similar software to users in the Enterprise Market (as defined below).

C. Detto wishes to provide Alista , and Alista wishes to receive from Detto, a license to use such software under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:


                                    AGREEMENT

1.    DEFINITIONS.

1.1 "ALISTA MODIFICATIONS" means modifications to or new versions of the Core Code or Detto Modifications made by or for Alista under this Agreement, including, without limitation: (a) changes to Source Code and Object Code and documentation for the Core Code, (b) for patentable or patented material, any improvement thereon; and (c) for material that is protected by trade secret, any new material derived from such existing trade secret material, including new material that may be protected by copyright, patent and/or trade secret.

1.2 "CONFIDENTIAL INFORMATION" means all nonpublic information that a party designates as confidential at the time of the disclosure or that, based on the nature of the information or circumstances surrounding its disclosure, the receiving party should in good faith treat as confidential. Confidential Information does not include information that the Receiving Party can demonstrate: (i) was generally known to the public at the time disclosed by the Disclosing Party; (ii) became generally known to the public other than through a breach of this Agreement by the Receiving Party after the time of disclosure to the Receiving Party by the Disclosing Party; (iii) was in the Receiving Party's possession free of any obligation of confidentiality at the time of disclosure to the Receiving Party by the Disclosing Party; (iv) was rightfully received by the Receiving Party from a third party that was free of any obligation of confidentiality after disclosure by the Disclosing Party to the Receiving Party; or (v) was independently developed by the Receiving Party without reference to or use of Confidential Information disclosed by the Disclosing Party.

1.3 "CORE CODE" means Detto's software product known as "Intellimover 4.0," as delivered by Detto to Alista under this Agreement.

1.4 "DETTO MODIFICATIONS" shall mean modifications made by or for Detto the Core Code or Alista Modifications under this Agreement, including, without limitation: (a) changes to Source Code and Object Code and documentation for the Core Code, (b) for patentable or patented material, any improvement thereon; and (c) for material that is protected by trade secret, any new material derived from such existing trade secret material, including new material that may be protected by copyright, patent and/or trade secret.


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1.5   "DISCLOSING  PARTY"  means  either  Detto or  Alista  when  such  party is
      disclosing  Confidential   Information  to  the  other  party  under  this
      Agreement.

1.6 "ENTERPRISE MARKET" means the market for the sale of the Enterprise Version, as such market is defined in Exhibit A, which may be updated from time to time upon the mutual agreement of the parties.

1.7 "ENTERPRISE VERSION" means a version of the Software that Alista creates under this Agreement, which version will consist of the Core Code (or portions thereof) and Alista Modifications.

1.8 "EVENT OF DEFAULT" means any of the following events: (i) a party becomes insolvent or is unable to pay its debts as they mature, or makes an assignment for the benefit of creditors; (ii) a petition under any foreign, state or United States federal bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a party; or (iii) such a petition is filed by any third party, or an involuntary petition is not resolved favorably to such party within sixty (60) days after the petition is filed.

1.9   "NON-ENTERPRISE MARKET" means any market except for the Enterprise Market.

1.10 "OBJECT CODE" means machine-executable computer software code in binary form.

1.11 "RECEIVING PARTY" means either Detto or Alista when such party is receiving Confidential Information from the other party under this Agreement.

1.12 "SOURCE CODE" means computer software code in human-readable, high-level language form which, when compiled or assembled, becomes the Object Code of a software program. Source Code includes all other design documents, including without limitation, logic diagrams, flow charts, and developer comments concerning the relevant software code.

2.    DELIVERY OF CORE CODE AND MODIFICATIONS; UPDATES; ONGOING DISCUSSIONS.

2.1 Delivery of Core Code. Within [ten (10)] days after the Effective Date, Detto will deliver to Alista the Core Code in Source Code and Object Code formats. The Core Code will be deemed accepted by Alista upon receipt by Alista.

2.2 Delivery of Modifications. During the Term, Detto will deliver to Alista all Detto Modifications created during the previous calendar quarter within fifteen (15) days after such Detto Modifications pass all final tests Detto performs for such code. During the Term, Alista will deliver to Detto all Alista Modifications created during the previous calendar quarter within fifteen (15) days after such Alista Modifications pass all final tests Alista performs for such code.

2.3 Updates. During the Term, Detto will update and modify the Core Code as necessary to ensure that the Core Code remains compatible with the latest versions of all commercially available software products with which the Core Code is intended for use, as further described in Exhibit B. Such updates and modifications will be deemed Alista Modifications.

2.4 Ongoing Discussions. During the Term, and at least quarterly, the parties will meet together to discuss improvements, enhancements, or other modifications such party intends to make to the Core Code and future versions of the Core Code.

3.    ASSIGNMENT / LICENSES / OWNERSHIP.

3.1 License of Core Code to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, exclusive (including as to Detto, but only with regard to the Enterprise Market), royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell,


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      rent,  lease  or lend  copies  of the  Core  Code  (and  derivative  works thereof), and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Core Code and Alista Modifications in the Enterprise Market.

3.2   Modifications.

      (a) Ownership of Detto Modifications. Detto shall be the owner of and retain all right, title, and interest in and to any and all Detto Modifications.

      (b) Ownership of Alista Modifications. Alista shall be the owner of and retain all right, title, and interest in and to any and all Alista Modifications.

      (c) License of Detto Modifications to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, exclusive (including as to Detto, but only with regard to the Enterprise Market), royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Detto Modifications (and derivative works thereof), and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Detto Modifications in the Enterprise Market.

      (d) License of Alista Modifications to Detto. Alista hereby grants to Detto, under all Alista's intellectual property and proprietary rights, the following worldwide, exclusive (including as to Alista, but only with regard to the non-Enterprise Market), royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Alista Modifications (and derivative works thereof), and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Alista grants these rights to Detto solely for the purpose of exercising such rights in the course of exploiting the Alista Modifications in the non-Enterprise Market.

3.3 Restrictions on Disclosure of Source Code. Notwithstanding anything else in this Section 3, neither party will disclose to a third party, without the prior approval of the other party, the Core Code, Alista Modifications, or Detto Modifications.

4.    COMPENSATION.

As complete and final consideration for the licenses granted hereunder, Alista will provide compensation to Detto as set forth in Exhibit C.

5.    CONFIDENTIALITY.

5.1 Use and Disclosure of Confidential Information. The Receiving Party will not use any of the Disclosing Party's Confidential Information except to achieve the objectives of this Agreement. The Receiving Party will not disclose, give access to, or distribute any of the Disclosing Party's Confidential Information to any third party, without the prior written consent of the Disclosing Party. The Receiving Party will take reasonable security precautions (at least as protective as the precautions it takes to preserve its own Confidential Information of a similar nature) to keep the Disclosing Party's Confidential Information confidential.

5.2 Feedback. Either party may from time to time provide suggestions, comments or other feedback ("FEEDBACK") to the other party with respect to Confidential Information disclosed to it by the other party. Both parties agree that notwithstanding anything to the contrary this Agreement, all Feedback is and shall be entirely voluntary and shall not, absent separate written agreement, constitute Confidential Information or create any


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      confidentiality  obligation for the receiving  party.  Each party shall be free to use, implement and disclose such Feedback as it sees fit, entirely without obligation of any kind to the other party, with the sole exception that the party receiving Feedback will not disclose that the other party provided such Feedback except with prior written consent. The parties will discuss in good faith potential cooperation in the event either of them reasonably believes that it may be possible to protect intellectual property rights (e.g., patent rights) in any Feedback arising under this Agreement, and such discussions will include a good faith determination of how to formalize ownership and license rights in such Feedback consistent with the intent of this paragraph.

5.3 No Implied Rights. By disclosing Confidential Information to the Receiving Party, the Disclosing Party does not grant any express or implied rights to the Receiving Party to or under any of the Disclosing Party's (or any third party's) patents, copyrights, or trademarks.

5.4 Independent Development. The parties acknowledge that each of them may currently, or in the future, be developing information internally, or receiving information from third parties, that is similar to the other party's Confidential Information.

5.5 Ownership Rights. Both parties agree that each has and shall retain ownership rights to its own Confidential Information and that upon completion or termination of this Agreement, and request from the Disclosing Party, the Receiving Party shall return the Disclosing Party's Confidential Information regardless of the media in which it is stored.

6.    WARRANTIES AND REPRESENTATIONS.

6.1 By Alista. Alista hereby represents and warrants that it has full and exclusive right and power to enter into and perform according to the terms of this Agreement, and that such performance shall not violate any other agreement or applicable law.

6.2 By Detto. Detto hereby represents and warrants that it has full and exclusive right and power to enter into and perform according to the terms of this Agreement, and that such performance shall not violate any other agreement or applicable law.

6.3 NO OTHER WARRANTIES. EXCEPT FOR THOSE WARRANTIES EXPRESSLY PROVIDED IN THIS SECTION 6, EACH PARTY, ON BEHALF OF ITSELF AND ITS SUPPLIERS, AND WITH RESPECT TO THE OTHER PARTY AND ALL OTHER PERSONS OF EVERY NATURE WHATSOEVER, DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER RELATING TO THIS AGREEMENT, INCLUDING THE CORE CODE AND ANY OTHER INFORMATION OR MATERIALS EXCHANGED BETWEEN THE PARTIES, INCLUDING BUT NOT LIMITED TO ANY (IF ANY) IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OF REASONABLE CARE OR WORKMANLIKE EFFORT, OF RESULTS, OF LACK OF NEGLIGENCE, OF A LACK OF VIRUSES, OR OF ACCURACY OR COMPLETENESS OF RESPONSES, ALL WITH REGARD TO THE CORE CODE AND ANY OTHER INFORMATION OR MATERIALS EXCHANGED BETWEEN THE PARTIES. THERE IS NO WARRANTY OF TITLE, QUIET ENJOYMENT, QUIET POSSESSION, CORRESPONDENCE TO DESCRIPTION, AUTHORITY, OR NONINFRINGEMENT WITH RESPECT TO THE CORE CODE AND ANY OTHER INFORMATION OR MATERIALS EXCHANGED BETWEEN THE PARTIES.

7.    LIMITATION OF LIABILITY.

EXCEPT FOR BREACHES OF SECTION 5, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOST REVENUES, BUSINESS INTERRUPTION OR CONSEQUENTIAL, INCIDENTAL DAMAGES OR PUNITIVE DAMAGES. THE FOREGOING LIMITATIONS ARE APPLICABLE NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE.


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8.    TERM/TERMINATION.  [BILL--WE  SHOULD  DISCUSS IN MORE DETAIL THE  OUTCOMES
      THAT YOU WISH TO HAVE IF THERE IS A TERMINATION. THE CURRENT DRAFT WOULD ESSENTIALLY GIVE THE OTHER PARTY THE FREEDOM TO USE THE SOFTWARE WITHOUT CONDITIONS, BUT THE NON-TERMINATING PARTY WOULD STILL BE RESTRICTED BY THEIR LICENSES.]

8.1 Term. This Agreement will be effective as of the Effective Date, and will continue in perpetuity, unless terminated as provided for under this Agreement.

8.2   Termination by Detto.

      (a) Termination by Detto for Cause. Detto may terminate this Agreement immediately upon written notice at any time if Alista: (i) is in breach of any warranty, term or condition of this Agreement and has failed to cure that breach within thirty (30) days after written notice thereof; (ii) fails to distribute the Enterprise Version in the Enterprise Market by June 30, 2005; (iii) ceases to market the Enterprise Version in the Enterprise Market for a period of twelve
            (12) months; (iv) experiences an Event of Default; or (v) fails to update the Core Code as required under Section 2.3 at any time prior to July 1, 2007.

      (b) Effect of Termination by Detto. Upon termination of this Agreement by Detto:

            (i) Section 3.1 shall be deleted in its entirety and replaced with the following:

                  "3.1 License of Core Code to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, non-exclusive, royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Core Code (and derivative works thereof), and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Core Code and Alista Modifications in the Enterprise Market."

            (ii) Section 3.2(c) shall be deleted in its entirety and replaced with the following:

                  "(c) License of Detto Modifications to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, non-exclusive, royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Detto Modifications (and derivative works thereof) delivered to Alista during the term of this Agreement, and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Detto Modifications in the Enterprise Market."

            (iii)Section  3.2(d)  shall be deleted in its  entirety and replaced with the following:

                  "(d) License of Alista Modifications to Detto. Alista hereby grants to Detto, under all Alista's intellectual property and proprietary rights, the following worldwide, exclusive, royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Alista Modifications (and derivative works thereof) delivered to Detto during the term of this Agreement, and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties."


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            (iv)  If Detto  terminates  this  Agreement for Alista's  failure to update the Core Code as required under Section 2.3, then within ten (10) days after termination Alista will pay to Detto One Hundred Thousand Dollars (US$100,000.00) per year remaining from the date of termination to July 1, 2007, which amount shall be prorated on a monthly basis for any partial years.

            (v) The following Sections shall survive and remain in effect: 1, 3 (as amended), 5, 6, 7, 8.2, and 9.

8.3   Termination by Alista.

      (a) Termination by Alista for Cause. Alista may terminate this Agreement immediately upon written notice at any time if Detto (i) is in breach of any warranty, term or condition of this Agreement and has failed to cure that breach within ninety (90) days after written notice thereof; or (ii) experiences an Event of Default (as defined in Section 8.2(a).

      (b) Effect of Termination by Alista for Cause. Upon termination of this Agreement by Alista pursuant to Section 8.3(a):

            (i) Section 3.2(c) shall be deleted in its entirety and replaced with the following:

                  "(c) License of Detto Modifications to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, exclusive (including as to Detto, but only with regard to the Enterprise Market), royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Detto Modifications (and derivative works thereof) delivered to Alista during term of this Agreement, and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Detto Modifications in the Enterprise Market.

            (d) License of Alista Modifications to Detto. Alista hereby grants to Detto, under all Alista's intellectual property and proprietary rights, the following worldwide, exclusive (including as to Alista, but only with regard to the non-Enterprise Market), royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Alista Modifications (and derivative works thereof) delivered to Detto during term of this Agreement, and
                  (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Alista grants these rights to Detto solely for the purpose of exercising such rights in the course of exploiting the Alista Modifications in the non-Enterprise Market.

            (ii) The following Sections shall survive and remain in effect: 1, 3 (as amended), 5, 6, 7, 8.2, and 9.

      (c) Termination by Alista without Cause. Alista may terminate this Agreement at any time without cause upon thirty (30) days' prior written notice to Alista.

      (d) Effect of Termination by Alista without Cause. Upon termination of this Agreement by Alista pursuant to Section 8.3(c):

            (i) Section 3.1 shall be deleted in its entirety and replaced with the following:

                  "3.1 License of Core Code to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, non-exclusive, royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Core Code (and derivative works thereof), and (3) sublicense to third parties the foregoing rights, including the right to


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                  sublicense to further third parties;  provided,  however, that
                  Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Core Code and Alista Modifications in the Enterprise Market.

            (iii)Section  3.2(c)  shall be deleted in its  entirety and replaced with the following:

                  "(c) License of Detto Modifications to Alista. Detto hereby grants to Alista, under all Detto's intellectual property and proprietary rights, the following worldwide, nonexclusive, royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Detto Modifications (and derivative works thereof) delivered to Alista during the term of this Agreement, and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties; provided, however, that Detto grants these rights to Alista solely for the purpose of exercising such rights in the course of exploiting the Detto Modifications in the Enterprise Market.

            (iv) Section 3.2(d) shall be deleted in its entirety and replaced with the following:

                  "(d) License of Alista Modifications to Detto. Alista hereby grants to Detto, under all Alista's intellectual property and proprietary rights, the following worldwide, exclusive (including as to Detto), royalty-free, fully-paid-up license to: (1) make, use, copy, modify, create derivative works, (2) publicly perform or display, import, broadcast, transmit, distribute, license, offer to sell, and sell, rent, lease or lend copies of the Alista Modifications (and derivative works thereof) delivered to Detto during the term of this Agreement, and (3) sublicense to third parties the foregoing rights, including the right to sublicense to further third parties."

            (v) Within ten (10) days after the date of termination, Alista will pay to Detto One Hundred Thousand Dollars (US$100,000.00) per year remaining from the date of termination to July 1, 2007, which amount shall be prorated on a monthly basis for any partial years.

            (vi) The following Sections shall survive and remain in effect: 1, 3 (as amended), 5, 6, 7, 8.2, and 9.

8.4 Effect of Termination. Upon the termination of this Agreement, each party will return all originals, copies, reproductions and summaries of the other party's Confidential Information or at the Disclosing Party's option and request, destroy the same and provide written certification by an officer of destruction to the Disclosing Party.

9.    GENERAL.

9.1 Relationship of the Parties. Each party in performance of this Agreement is acting as an independent contractor to the other party and has no authority to act on behalf of the other party except as expressly provided in this Agreement. No partnership, joint venture, employment, agency, franchise, or other form of agreement or relationship is intended.

9.2 Notices. Except as otherwise specified in this Agreement, all notices and other communications required under this Agreement ("NOTICES") must be given in a non-electronic record, sent as designated below with costs prepaid, and will be effective when received by personal delivery, by next-business-day delivery service with delivery tracking, by registered or certified mail with return receipt requested, or by facsimile transmission with receipt confirmed by printed confirmation report. Each party designates the following for receipt of Notices. This designation may be changed by providing Notice pursuant to this provision, and each party agrees to keep its Notice information current:


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

FOR NOTICES:
To Detto:                                To Alista:

Attention:                               Attention:
         ----------------------------             ------------------------------
Detto Technologies                       ---------------------------------------
14320 NE 21st Street, Suite 11           ---------------------------------------
Bellevue, WA 98007                       ---------------------------------------
Fax:                                     Fax:
    ---------------------------------       ------------------------------------

Copy to:                                 Copy to:
       ------------------------------           --------------------------------
Fax:                                     Fax:
   ----------------------------------       ------------------------------------

9.3 Choice of Law; Attorneys' Fees. This Agreement will be governed by and construed in accordance with the laws of the State of Washington as such laws apply to contracts performed within Washington by its residents. Any dispute arising under, in connection with, or incident to this Agreement or concerning its interpretation will be resolved exclusively in the state or federal courts located in King County, Washington, and Alista irrevocably consents to the exercise of jurisdiction by said courts over Alista. In such a dispute, legal process may be served upon either party in the same manner as provided in this Agreement for delivery of non-electronic notices. In any action or suit to enforce any right or remedy under this Agreement or to interpret any provision of this Agreement, the prevailing party shall be entitled to recover its costs, including reasonable attorneys' fees.

9.4 Assignment. Neither party may assign this Agreement or its rights and/or obligations under this Agreement without the other party's prior written consent, which will not be unreasonably withheld. Any attempted assignment of this Agreement or all or part of its rights and/or obligations under this Agreement without the non-assigning party's prior written consent shall be void.

9.5 Severability. If a court of competent jurisdiction holds any term, covenant or restriction of this Agreement to be illegal, invalid or unenforceable, in whole or in part, the remaining terms, covenants and provisions will remain in full force and effect and will in no way be affected, impaired or invalidated. If any provision in this Agreement is determined to be unenforceable in equity because of its scope, duration, geographical area or other factor, then the court making that determination will have the power to reduce or limit such scope, duration, area or other factor, and such provision will be then enforceable in equity in its reduced or limited form.

9.6 Waiver. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent, or subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

9.7 Headings. The section headings used in this Agreement are for convenience only and the parties do not intend that they be used in interpreting this Agreement.

9.8 Entire Agreement. This Agreement is not an offer by Detto and it is not effective until signed by both parties. This Agreement, including the Exhibits attached hereto which are incorporated by this reference, constitutes the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications and proposals, whether electronic, oral or written, between the parties with respect to such subject matter. This Agreement may not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Detto and Alista by their respective duly authorized representatives.

9.9 Authority of Signatory. If Alista is a corporation or other legal entity, the individual executing this Agreement hereby warrants that he or she is duly authorized to execute this Agreement on behalf of said corporation or other legal entity and to fully bind said corporation or other legal entity to all of the terms and conditions set forth above.

DETTO TECHNOLOGIES CORPORATION           ALISTA

By___________________________________    _______________________________________
 (Sign)                                  (Sign)

-------------------------------------    ---------------------------------------
Name(Print) Name(Print)

-------------------------------------    ---------------------------------------
Title                                    Title

-------------------------------------    ---------------------------------------
Date                                     Date




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